UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2023

CB FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Commission file number: 001-36706

Pennsylvania	51-0534721
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 N. Market Street,	Carmichaels,	PA	15320
(Address of principal executive offices)			(Zip code)

(724)	966-5041
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common stock, par value $0.4167 per share	CBFV	The Nasdaq Stock Market, LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange
Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.
Definitive Agreement to Sell the Business of Exchange Underwriters, Inc.
On December 1, 2023, Community Bank (the “Bank”), the wholly owned subsidiary of CB Financial Services, Inc. (the “Company”), and Exchange Underwriters, Inc. (“Exchange Underwriters”), the full-service independent insurance agency subsidiary of the Bank, entered into an Asset Purchase Agreement (the “Purchase Agreement”) with World Insurance Associates, LLC (“World”) and John H. Montgomery, in his capacity as the Selling Parties’ Earn-out Payment Representative, pursuant to which Exchange Underwriters will sell substantially all of its assets to World for a purchase price of $30.5 million cash purchase price plus possible additional earn-out payments (the “Transaction”). For the year ended December 31, 2022, Exchange Underwriters had total revenue of $6.0 million.

The Purchase Agreement contains customary representations and warranties regarding the parties. The Bank and Exchange Underwriters also agreed to various covenants, including, among others, an agreement to operate Exchange Underwriters and its business in the ordinary course during the period prior to the closing of the Transaction. The Transaction is subject to customary closing conditions. In addition, the Purchase Agreement provides that the Bank and its subsidiaries will not, subject to certain limited exceptions, engage in a business that competes with World’s business.

The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the proposed Transaction and the Company’s business plans and prospects. These statements are not historical facts or guarantees of future performance, events or results. There are risks, uncertainties and other factors that could cause the actual results of the Company or the effects of the proposed Transaction to differ materially from the results expressed or implied by such statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include competitive pressures among financial services companies, interest rate trends, general economic conditions, deposit flows and the cost of funds, demand for loan products, changes in legislation or regulatory requirements, our effectiveness at achieving stated goals and strategies, difficulties in achieving operating efficiencies, and as to the sale of Exchange Underwriters, the risk that the proposed Transaction will not close when expected or at all because conditions to the closing are not satisfied on a timely basis or at all. Certain risks and uncertainties are more fully described in the Company’s Annual and Quarterly Reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise forward-looking information, whether as a result of new, updated information, future events or otherwise, except as may be required by applicable law or regulation.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the execution of the Purchase Agreement, the Bank, Exchange Underwriters and Richard B. Boyer, President of Exchange Underwriters, entered into a Settlement and Release Agreement, dated as of December 1, 2023 (“Settlement Agreement”). The Settlement Agreement provides that the Employment Agreement, dated as of April 14, 2014 by and among the Bank, Exchange Underwriters and Mr. Boyer, will terminate on the closing date of the Transaction, and Mr. Boyer will no longer be entitled to any payments or benefits under such agreement. Additionally, under the Settlement Agreement, Mr. Boyer will resign as a director of each of the Company, the Bank and Exchange Underwriters as of the closing date of the Transaction. In addition, pursuant to the Settlement Agreement, Mr. Boyer will: (i) be paid $600,000, less required withholding, in installments in accordance with the Bank’s regular payroll practices through May 1, 2026, (ii) all non-vested equity awards held by Mr. Boyer will become fully vested on the closing date of the Transaction, (iii) the ownership of Mr. Boyer’s automobile will be transferred to Mr. Boyer as of the closing date of the Transaction, and (iv) the Bank will continue to pay the life insurance premiums for the Bank owned life insurance which covers Mr. Boyer.

The foregoing summary of the Settlement Agreement is not complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01.    Other Events.
On December 1, 2023, the Bank issued a press release announcing the execution of the Purchase Agreement with World. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description

2.1.
Asset Purchase Agreement, dated as of December 1, 2023, by and among World Insurance Associates, LLC, a New Jersey limited liability company, Exchange Underwriters, Inc., a Pennsylvania corporation, and John H. Montgomery, in his capacity as the Selling Parties' Earn-out Payment Representative and Community Bank, the sole shareholder of the Exchange Underwriters, Inc.*

10.1.	Settlement and Release Agreement , dated as of December 1, 2023, by and among Community Bank, Exchange Underwriters, Inc. and Richard B. Boyer
99.1.	Press Release Dated December 1, 2023
104.1.	Cover Page Interactive Data File (formatted as Inline XBRL)
* Schedules and similar attachments have been omitted pursuant to Items 601(a)(5) and 601(b)(2) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB FINANCIAL SERVICES, INC.

Date: December 1, 2023	By:	/s/ John H. Montgomery
John H. Montgomery
President and Chief Executive Officer

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